                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                -----------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 12, 1998


                             FUISZ TECHNOLOGIES LTD.
             (Exact name of registrant as specified in its charter)





          DELAWARE                   0-27082                    52-1579474
(State or Other Jurisdiction       (Commission               (I.R.S. Employer
      of Incorporation)            File Number)              Identification No.)





                         14555 AVION PARKWAY, SUITE 250
                            CHANTILLY, VIRGINIA 20151
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)





       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (703) 803-3260

ITEM 5.  OTHER EVENTS.


                  On February 17, 1998, Fuisz Technologies Ltd. announced in a press release attached as Exhibit 99.1 to this Form 8-K that it has signed a definitive agreement to acquire Dr. Rentschler GmbH & Co. Medizin KG (Dr. Rentschler), a pharmaceutical sales and distribution company based in Laupheim, Germany and a subsidiary of Dr. Rentschler Arzneimittel GmbH & Co.

                  On March 13, 1998, Fuisz Technologies Ltd. announced in a press release attached as Exhibit 99.2 to this Form 8K that it has completed the acquisition of Dr. Rentschler. The transaction, valued at US$19.2 million, was closed on March 12, 1998.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                  (c)      Exhibits.

                           99.1     Press Release dated February 17, 1998.

                           99.2     Press Release dated March 13, 1998.

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        FUISZ TECHNOLOGIES LTD.


Dated:  March 23, 1998                    By: /S/
                                             ----------------
                                              Patrick D. Scrivens
                                              Executive Vice President and
                                              Chief Financial Officer

                                  EXHIBIT LIST

Exhibit No.           Description                                 Sequentially
                                                                  Numbered Page

99.1                  Press Release dated February 17, 1998

99.2                  Press Release dated March 13, 1998